EXHIBIT 10.11


            AMENDMENT No. 8, dated as of January 1, 1998, to AMENDED AND RESTATED MANAGEMENT AGREEMENT dated as of March 3, 1992 (the "Agreement"), as previously amended by Amendments dated as of January 1, 1994, May 31, 1994, December 31, 1994, December 31, 1995, October 18, 1996, January 1, 1997 and December 31, 1997, among GAF Corporation ("GAF"), ISP Holdings Inc. ("ISP Holdings"), G-I Holdings Inc. ("G-I Holdings"), G Industries Corp. ("Industries"), Merick Inc. ("Merick"), GAF Fiberglass Corporation, formerly known as GAF Chemicals Corporation ("GFC"), GAF Building Materials Corporation ("Building Materials"), GAF Broadcasting Company, Inc. ("Broadcasting"), Building Materials Corporation of America ("BMCA"), U.S. Intec, Inc. ("USI"), and International Specialty Products Inc. (the "Company").

            WHEREAS, in accordance with Section 8 of the Agreement, the parties desire to adjust the management fee payable to the Company under the Agreement, effective January 1, 1998, in order to reflect the costs to the Company of providing services thereunder, and;

            WHEREAS, the parties desire to extend the term of the Agreement;

            NOW, THEREFORE, the parties hereby amend the Agreement as follows:

            1. Section 1 of the Agreement is hereby amended to extend the Term until December 31, 1998.

            2. Section 3 of the Agreement is amended to read in its entirety as follows:

            "In consideration of the Company providing Services hereunder, (i) each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective annual rates: BMCA - $1,753,800; G-I Holdings - $521,250; ISP Holdings - $104,250; and GFC - $293,168, and (ii) BMCA shall pay to the Company a fee for the Company's provision of investment management services ("Investment Management Fee") at the following annual rates:

            Year Ended                          Fee
            ----------                          ---

            December 31, 1998                   $1,575,000
            December 31, 1999                   $1,653,750

            The Management Fee and the Investment Management Fee shall be payable quarterly in arrears.

            In addition to the Management Fee and the Investment Management Fee, BMCA shall pay to a wholly-owned subsidiary of the Company sublease payments pursuant to and in accordance with the Sublease between BMCA and such subsidiary, the form of which is attached as Exhibit A hereto and made a part hereof."

            3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

            4. This Amendment is subject to the approval of the Board of Directors of the Company.

            IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

GAF CORPORATION                           INTERNATIONAL SPECIALTY
ISP HOLDINGS INC.                           PRODUCTS INC.
G-I HOLDINGS INC.
G INDUSTRIES CORP.
MERICK INC.
GAF FIBERGLASS CORPORATION                By: /s/ JAMES P. ROGERS
GAF BUILDING MATERIALS                       --------------------------------
  CORPORATION                                Name:  James P. Rogers
GAF BROADCASTING COMPANY, INC.               Title: Executive Vice President
BUILDING MATERIALS CORPORATION
  OF AMERICA
U.S. INTEC, INC.



By: /s/ JAMES P. ROGERS
   ---------------------------------
   Name:  James P. Rogers
   Title: Executive Vice President




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